UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008 (June 25, 2008)

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 630-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

On June 25, 2008, the United States District Court, Eastern District of New York, approved the settlement entered into in connection with the securities class action against Point Blank Solutions, Inc. (the “Company”) and certain individual defendants, as well as the related shareholder derivative action (the “Settlement”).

A copy of the press release issued by the Company with respect to the Settlement is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit
99.1	Press Release entitled “Point Blank Solutions Announces Final Court Approval of Class Action Settlement” and dated June 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Date: June 25, 2008	/s/ Jennifer Coberly
	Name:	Jennifer Coberly
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release entitled “Point Blank Solutions Announces Final Court Approval of Class Action Settlement” and dated June 25, 2008.

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